TAXATION - Reconciliation (Details) - PRC	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Reconciliation between total income tax expense and the amount computed by applying the weighted average statutory income tax rate to income before income taxes
Weighted average statuary tax rate	21.00%	21.00%
States taxes, net of federal benefit	7.00%	7.00%
Changes in valuation allowance	(29.00%)	(28.00%)
Effective tax rate	(1.00%)